                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Heritage Financial Services, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        HERITAGE FINANCIAL SERVICES, INC.

                               25 Jefferson Street
                          Clarksville, Tennessee 37040

                                 March 29, 1999




Dear Fellow Shareholder:

           On behalf of the Board of Directors, we cordially invite you to attend the 1999 Annual Meeting of shareholders of Heritage Financial Services, Inc. The Annual Meeting will be held beginning at 1:00 p.m., local time, on Tuesday, April 20, 1999, at Heritage Bank, 25 Jefferson Street, Clarksville, Tennessee 37040. The formal notice of the Annual Meeting appears on the next page.

           Enclosed is our Proxy Statement for the 1999 Annual Meeting that discusses the proposals for which we seek your support.

           The enclosed Notice and Proxy Statement contain detailed information about the business to come before the meeting. We urge you to review the Proxy Statement and each of the proposals contained therein carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE PREPAID ENVELOPE. Your Board of Directors recommends a vote FOR each proposal.

           We are gratified by our shareholders' continued interest in Heritage Financial and pleased that in the past so many of you have voted your shares. We hope that you will continue to do so and again urge you to return your proxy as soon as possible.


Sincerely,



James G. Holleman                          Earl O.  Bradley, III
Chairman of the Board                      President and Chief Executive Officer

                        HERITAGE FINANCIAL SERVICES, INC.

                               25 Jefferson Street
                          Clarksville, Tennessee 37040

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 20, 1999

           Notice is hereby given that the annual meeting of shareholders of Heritage Financial Services, Inc. (the "Company"), will be held beginning at 1:00 p.m. local time, on Tuesday, April 20, 1999, at Heritage Bank, 25 Jefferson Street, Clarksville, Tennessee:

           I. To elect four directors whose terms expire in 1999, to serve three year terms until the 2002 annual meeting of shareholders or until their successors are elected and qualified.

           II. To ratify the appointment of Heathcott & Mullaly, P.C., Brentwood, Tennessee as Independent Public Accountants of the Company and its affiliates for the fiscal year ending December 31, 1999.

           III. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

           Shareholders of record at the close of business on March 5, 1999, are entitled to notice of and to vote at the Annual Meeting

           All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, please sign and date the enclosed proxy and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.


                                            By Order of the Board of Directors



                                            John T. Halliburton, Secretary

Clarksville, Tennessee
March 29, 1998

                        HERITAGE FINANCIAL SERVICES, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 20, 1999

         This proxy statement (the "Proxy Statement") is furnished to the shareholders of Heritage Financial Services, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 1:00 p.m., local time, on Tuesday, April 20, 1999, at Heritage Bank, 25 Jefferson Street, Clarksville, Tennessee, and any adjournments or postponements thereof.

         The mailing address of the Company's principal executive offices are located at 25 Jefferson Street, Clarksville, Tennessee and its telephone number is (931)553-0500.

         This Proxy Statement, the attached proxy and the Notice of Annual Meeting were mailed to all shareholders entitled to vote at the Annual Meeting on or about March 29, 1999. The Company's annual report to shareholders for the fiscal year ended December 31, 1998 accompanies this Proxy Statement.

         The purposes of the Annual Meeting are to act upon the following three
Proposals:

         I. To elect four directors whose terms expire in 1999, to serve three year terms until the 2002 annual meeting or until their successors are elected and qualified.

         II. To ratify the appointment of Heathcott & Mullaly, P.C., Brentwood, Tennessee as Independent Public Accountants of the Company and its affiliates for the fiscal year ending December 31, 1999.

         III. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Friday, March 5, 1999, as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. The total number of shares of Common Stock outstanding and entitled to vote on the Record Date was 579,645 shares. The Company has no other outstanding class of securities.

PROXY PROCEDURE

         The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the Proposals. When a proxy is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy. A shareholder may revoke his or her proxy at any time before it is voted by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the

Company's principal executive offices referred to above a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

           If a shareholder returns a properly signed and dated proxy but does not mark the boxes located on the proxy, the shares represented by that proxy will be voted FOR each of the Proposals. Otherwise, the signed proxy will be voted as indicated on the proxy. The proxy also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. If a shareholder neither returns a signed proxy nor attends the Annual Meeting and votes in person, his or her shares will not be voted.

VOTING PROCEDURES

           A majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the remainder of the Annual Meeting and for any adjournment of the Annual Meeting, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the Annual Meeting. Shareholders will be entitled to one vote for each share held, which may be given in person or by proxy authorized in writing. "Abstentions" are counted only for purposes of determining whether a quorum is present at the meeting.

           With respect to Proposal III and to any other matter to properly come before the Annual Meeting, such Proposal or other matters will be approved if the votes cast favoring the Proposal or other matter exceed the votes cast opposing the Proposal or other matter, unless the Company's Charter or Tennessee law require a greater number of affirmative votes.

COST OF SOLICITATION

           The cost of solicitation of proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing the Proxy Statement. The initial solicitation will be by mail.


                                   PROPOSAL I
                              ELECTION OF DIRECTORS

           The Company's Charter and ByLaws provide that the Board of Directors shall consist of a minimum of three (3) and a maximum of twelve (12) directors. The Board currently consists of twelve directors, which also serve as directors of Heritage Bank. The directors are elected by the shareholders for staggered three year terms. Directors whose term of office expires at the 1998 Annual Meeting are Earl O. Bradley, III, W. Lawson Mabry, Dr. Ted R. McCurdy and James
W. Russell. Each of these directors has been nominated for terms expiring at the 2002 annual meeting, or until their successor is duly elected and qualified.

           Unless otherwise instructed on the proxy, the proxy holders will vote the proxies received by them FOR the election of the four nominees named above. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the

Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors and discretionary authority to do so is included in the proxy.

           The Board of Directors recommends a vote FOR the election of all the nominees.

           The following table provides certain information about the nominees and the other present directors of the Company. The information in the table has been furnished to the Company by the individuals listed therein.

                                                        Positions Held With              Director
     Name                           Age (1)               the Company/Bank               Since (2)
     ----                           ---                   ----------------               -----
NOMINEES FOR TERMS TO EXPIRE AT 2002 ANNUAL MEETING

Earl O. Bradley, III                 43                   Director, President and        1989
                                                          Chief Executive Officer
                                                          of Company and Bank

W. Lawson Mabry                      43                   Director                       1989

Dr. Ted R. McCurdy                   53                   Director                       1996

James W. Russell                     75                   Director                       1989

CONTINUING DIRECTORS UNTIL 2000 ANNUAL MEETING

David R. Farris                      61                   Director                       1994

George R. Fleming, Sr.               76                   Director                       1989

John T. Halliburton                  51                   Director, Executive Vice       1989
                                                          President and Secretary
                                                          of Company and Bank

Ruth C. Hutton                       75                   Director                       1989

CONTINUING DIRECTORS UNTIL 2001 ANNUAL MEETING

William G. Beach                     42                   Director                       1996

Jeffrey V. Bibb                      44                   Director                       1989

James G. Holleman                    67                   Director, Chairman of          1989
                                                          Company and Bank

James E. Thomas, Sr.                 65                   Director                       1989

(1)  As of the Record Date.
(2)  Director of the Company or, prior to formation of the Company, the Bank.

           WILLIAM G. BEACH is the President of Beach Oil Company, an Amoco Oil distributor and owner/operator of convenience markets, and is a director of Tennessee Oil Marketers Association. Mr. Beach serves on the boards of the Clarksville Academy and the Clarksville YMCA. He is a 1978 graduate of Austin Peay State University.

           JEFFREY V. BIBB is a partner in the firm of Bibb, Lott and Fryer Marketing/Advertising. Mr. Bibb is a 1976 graduate of Austin Peay State University with a bachelor's degree in urban affairs and regional development. Mr. Bibb serves as co-chairman of the Clarksville Downtown Redevelopment Task Force, and served as the 1998 chairman of the Clarksville Riverfront Project that was nationally recognized by receipt of the Clearwater Award. He serves on the Austin Peay State University athletic hall of fame selection committee, as chairman of administrative council of Hilldale United Methodist Church, and is a graduate of Leadership Clarksville

           EARL O. BRADLEY, III has served as President and Chief Executive Officer of the Company and the Bank since their formation. Mr. Bradley is a certified public accountant and is a graduate of Austin Peay State University. He is a graduate of the University of Wisconsin School for Bank Administration and the Tennessee Commercial Lending School at Vanderbilt University. Mr. Bradley serves on the Clarksville\ Montgomery County Industrial Board and the ASPIRE 2000 committee.

           DAVID R. FARRIS is a marketing consultant. Mr. Farris served as Executive Vice President and Corporate Officer of American Standard, Inc. for 28 years. He is a graduate of the University of Wisconsin with a bachelor's degree in engineering and did post graduate work at the University of Missouri. Mr. Farris serves on three boards including the Industrial Development Board of Montgomery County, the Clarksville\Montgomery County Public Library, and the Montgomery County United Way. He is a member of the board of directors of Rotary International and is a graduate of Leadership Clarksville.

           GEORGE R. FLEMING, SR. practices law in the Clarksville community.
He received his Jurisprudence Degree from the University of Tennessee College of Law.

           JOHN T. HALLIBURTON has served as Executive Vice President and Secretary of the Company and the Bank since their formation. He is also the senior credit officer of the Bank. He is a graduate of Austin Peay State University with a bachelor's degree in business administration and is a graduate of the Tennessee Commercial Lending School at Vanderbilt University. Mr. Halliburton serves on the executive committee and board of directors of the Clarksville Area Chamber of Commerce.

           JAMES G. HOLLEMAN has served as Chairman of the Board of the Company and the Bank since their formation. He is engaged in the real estate business and is President of Coldwell Banker-Conroy, Marable & Holleman Real Estate, Inc. and Chairman of the Board of CM&H Commercial Properties, Inc. He is a graduate of Vanderbilt University with a bachelor's degree in business administration. Mr. Holleman serves on the board of trustees of Baptist Hospital in Nashville. He is a former city councilman, past president of Clarksville Area Chamber of Commerce, and past vice president of Leadership Clarksville.

           RUTH C. HUTTON served as the manager of the Clarksville Credit Bureau prior to her retirement. She is a graduate of the Garrett School of Business and the University of North Carolina Management Institute. Ms. Hutton has served on the Clarksville Regional Planning Commission.

           W. LAWSON MABRY is a real estate broker with Coldwell Banker-Conroy, Marable and Holleman Real Estate, Inc. and is actively involved in the ownership and development of real estate. He is a graduate of Austin Peay State University. Mr. Mabry serves as a trustee and treasurer of the Clarksville\Montgomery County Library.

           DR. TED R. MCCURDY is an oral and maxillofacial surgeon in private practice with McCurdy & Ellis. He is a graduate of Mercer University in Macon, Georgia, attended the University of Tennessee Medical School in Memphis, and completed his intern/residency at the University of Tennessee Memorial Research Hospital in Knoxville. Dr. McCurdy is a member of the American Association and Tennessee Society of Oral and Maxillofacial Surgeons. He serves as chairman for the Economic Development Council of Clarksville\ Montgomery County and the Clarksville Area Chamber of Commerce, and is chairman elect of Citizens for Fort Campbell.

           JAMES W. RUSSELL, SR. serves as Chairman of Russell, Russell and Waddle, Inc., a firm engaged in real estate development and contracting in the Clarksville area.

           JAMES E. THOMAS, SR. is the owner and manager of real estate investment properties. He is a graduate of Vanderbilt University with a bachelor's degree in business administration.

STOCK OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL SHAREHOLDERS

           The following table sets forth information as of the Record Date as to the shares of Common Stock beneficially owned by directors and executive officers individually and by all executive officers and directors as a group.

                                                                              SHARES OF
                                                                             COMMON STOCK
                                                                             BENEFICIALLY        PERCENT OF
    NAME                                       TITLE                           OWNED (1)            CLASS
    ----                                       -----                           ---------            -----
William G. Beach (2) (3)                    Director                             2,085              0.34%

Jeffrey V. Bibb (3) (5)                     Director                            10,322              1.76%

Earl O. Bradley, III (4) (6)                President and Chief                 48,470              8.36%
                                            Executive Officer of
                                            Company and Bank

David R. Farris (2) (3) (7)                 Director                             3,642              0.61%

George  R. Fleming, Sr. (2) (3) (8)         Director                            19,975              3.43%

                                                                               SHARES OF
                                                                             COMMON STOCK
                                                                             BENEFICIALLY        PERCENT OF
    NAME                                       TITLE                           OWNED (1)            CLASS
    ----                                       -----                           ---------            -----
John T. Halliburton (4) (9)                 Executive Vice President            42,726              7.35%
                                            and Secretary of Company
                                            and Bank


James G. Holleman (2) (3) (10)              Chairman of the Board of            15,168              2.60%
                                            Company and Bank

Ruth C. Hutton (2) (3)                      Director                             1,259              0.20%

W. Lawson Mabry (2) (3) (11)                Director                            15,265              2.62%

Dr. Ted  R. McCurdy (2) (3)                 Director                             1,601              0.33%

James W. Russell (2) (3) (12)               Director                            20,975              3.60%

James E. Thomas (2) (3) (13)                Director                            18,784              3.22%

Directors and Executive Officers as a group                                    210,272             36.11%

(1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934.

(2) Includes 385, 554, 545, 675, 539, 384, 516, 513 and 115 shares beneficially owned by Messrs. Beach, Farris, Fleming, Holleman, Mabry, McCurdy, Russell, Thomas and Ms. Hutton, respectively, under the Directors' Unfunded Deferred Compensation Plan.

(3) Includes 100 shares subject to options granted to each non-employee director (excludes Messrs. Bradley and Halliburton) which are within 60 days as of the Record Date of becoming exercisable under the Outside Directors' Stock Option Plan.

(4) Includes 2,513 and 2,121 shares beneficially owned by Messrs. Bradley and Halliburton, respectively, under the Heritage Bank Employee Stock Ownership Plan & Trust (ESOP), and 150 and 1,500 shares subject to options granted to Messrs. Bradley and Halliburton, respectively, under the 1989 Employee Stock Option Plan, which are currently exercisable. The Company's 1998 ESOP contribution has not been allocated.

(5) Includes 209 shares held in custodian accounts for minor children over which Mr. Bibb has joint voting and investment power, 9,700 shares held in Mr. Bibb's individual retirement accounts, and 313 shares jointly owned with his wife.

(6) Includes 871 shares held in custodian accounts for minor children over which Mr. Bradley has sole voting and investment power, and 1,022 shares held in Mr. Bradley's individual retirement account.

(7) Includes 1,494 shares held in Mr. Farris' individual retirement account, and 1,494 shares held in his wife's individual retirement account to which Mr. Farris disclaims beneficial ownership.

(8) Includes 6,269 shares held by Fleming and Fleming Rental, a partnership of which Mr. Fleming is a partner.

(9) Includes 4,406 shares held in Mr. Halliburton's individual retirement account, 34,177 shares jointly owned with his wife, and 522 shares held in the estate of Virginia Halliburton of which Mr. Halliburton is co-executor.

(10) Includes 1,055 shares owned by Mr. Holleman's wife.

(11) Includes 10,373 shares held in Mr. Mabry's individual retirement accounts.

(12) Includes 417 shares held in Mr. Russell's individual retirement account, 417 shares held in his wife's individual retirement account as to which Mr. Russell disclaims beneficial ownership, and 19,525 shares held in the James W. and Vista Russell Revocable Living Trust.

(13) Includes 5,642 shares held in the 1993 Mary H. Thomas (wife of Mr. Thomas) Revocable Trust as to which Mr. Thomas disclaims beneficial ownership, and 12,529 shares held in the James Eldon Thomas Family Family Partnership, L.P.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

           The Board of the Company met ten times during 1998. The Board of the Bank meets monthly and on a called basis. During the fiscal year ended December 31, 1998, the Board of the Bank met fourteen times. Each director attended at least 75% of all meetings held by the Boards of the Company and Bank and the committees on which he or she served.

           The Bank has the following committees:

           The Executive Committee generally meets weekly and acts upon Bank matters between Board meetings. The Executive Committee consists of three permanent members - the Chairman of the Board, the President and Chief Executive Officer, and the Executive Vice President. The remaining directors serve on the Executive Committee on a rotational basis. This Committee met 34 times in 1998.

           The Audit Committee consists of Messrs. Fleming, McCurdy, Mabry and Ms. Hutton. None of the members of the Audit Committee are employees of either the Company or Bank. This Committee generally reviews internal and external audit activities, compliance activities, and the adequacy of the systems of internal control over operations and financial reporting, and advises the Board and management of broad issues related to these areas. Additionally, this Committee is responsible for oversight of the Bank's Year 2000 plan to ensure that its systems are able to properly deal with Year 2000 issues. This Committee met seven times during 1998.

           The Human Resources Committee consists of Messrs. Farris, Thomas, Beach, Bibb and ex-officio Holleman. None of the members of the Human Resources Committee are employees of the Company or Bank. Messrs. Bradley and Halliburton also serve as ex-officio members of the Committee on matters not involving their personal compensation. This Committee establishes the compensation of the President and Chief Executive Officer and Executive Vice President, approves the compensation of senior officers, and various compensation and benefits to be paid to employees of the Bank (including grants of stock options). This Committee met three times during 1998.

           The Facilities Committee consists of Messrs. Bibb, Farris, Mabry, Russell, and Thomas. Also, Messrs. Holleman, Bradley and Halliburton serve as ex-officio members. This Committee is responsible for planning future needs related to facilities including site selection and building and space requirements. Due to the construction of the new main office building, this Committee met in conjunction with the monthly Board of Directors meetings.

COMPENSATION OF DIRECTORS

           During 1998, the Chairman of the Board and Committee Chairmen received annual retainers of $3,000 and $2,000, respectively. All other non-employee directors receive an annual retainer of $1,800. Non-employee directors also receive $200 for attendance at each Board Meeting and $100 for attendance at each Committee Meeting. In addition, non-employee directors receive an incentive fee based upon the Company achieving certain net income goals. Each non-employee director received an incentive fee of $2,100 for the 1998 year.

DIRECTORS' UNFUNDED DEFERRED COMPENSATION PLAN

           The Directors' Unfunded Deferred Compensation Plan provides incentive to the directors who have contributed to the success of the Company, and which are expected to continue to contribute to such success in the future. The plan is administrated by the Board and acts through a majority of its members. Non-employee directors are eligible to participate in the plan and may elect to defer all or part of their director's compensation to the plan. The plan purchases the Company's Common Stock for the benefit of those directors electing to participate in the plan. Directors elected to defer $73,200 and $71,950 in 1998 and 1997, respectively, of compensation into the plan. Common Stock purchased for the benefit of the participating directors was 946 shares and 1,348 shares for the 1998 and 1997 plan years, respectively.


                                   PROPOSAL II
        RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

           The Board of Directors proposes for the ratification of the shareholders at the Annual Meeting the appointment of Heathcott and Mullaly, P.C., Brentwood, Tennessee, certified public accountants, as Independent Public Accountants for the Company and its affiliates for the fiscal year ending December 31, 1999. Heathcott and Mullaly, P.C. has served as Independent Public Accountants for the Company or Bank since 1990. In the event Heathcott and Mullaly, P.C. is not ratified by the Shareholders, the Board of Directors will consider appointment of other independent public accountants for the fiscal year ending December 31, 1999.

           The Board of Directors of the Company recommends a vote FOR the ratification of Heathcott and Mullaly, P.C. as Independent Public Accountants for the Company.


                                  PROPOSAL III
                    SHAREHOLDERS PROPOSALS AND OTHER MATTERS

           Management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

           Shareholders intending to submit proposals for presentation at the next Annual Meeting of Shareholders of the Company and inclusion in the proxy statement and form of proxy for such Meeting should forward such proposals to John T. Halliburton, Heritage Financial Services, Inc., 25 Jefferson Street, Clarksville, Tennessee 37040. Proposals must be in writing and must be received by the Company prior to November 26, 1999. Proposals should be sent to the Company by certified mail, return receipt requested.

EXECUTIVE COMPENSATION

           The executive officers of the Company receive cash compensation from the Bank in connection with their positions as executive officers and directors of the Bank and the Company. No executive officer ceased to serve as such at any time during the fiscal year ended December 31, 1998. The following table sets forth the compensation for services in all capacities to the Company for the fiscal years ending December 31, 1998, 1997 and 1996, of Earl O. Bradley, III, the Company's President and Chief Executive Officer, and John T. Halliburton, the Company's Executive Vice President.

                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL OFFICE             YEAR        SALARY         BONUS        OTHER
-------------------------             ----       --------       -------      -------
Earl O. Bradley, III                  1998       $154,000       $83,160      $21,985
  President and Chief                 1997        144,000        34,582       21,666
  Executive Officer                   1996        125,000        42,792       21,257

John T. Halliburton                   1998        130,500        70,470       21,088
  Executive Vice President            1997        122,000        36,801       21,137
  and Secretary                       1996        106,250        26,829       19,508

  (1) Bonus consists of amounts payable with respect to the subject year.

STOCK COMPENSATION PLANS

           Employee Stock Option Plans. The Company has two employee stock option plans (the 1989 plan and the 1998 plan) to advance the interests of the Bank and its shareholders by attracting and retaining in the employment of the Company key professional and management employees, by providing such employees with the incentive for outstanding performance inherent in stock options, and by increasing their proprietary interest in the Company through stock ownership.

           The plans are administered, interpreted and applied by the Human Resources Committee of the Board, none of which are eligible to receive options. The Committee is authorized to select key employees (including employee directors who are salaried employees) of the Company to whom options are to be granted under the plan; to determine the number of shares subject to each option; to fix the period or periods during which the option may be exercised (not to exceed ten years); and to fix the prices at which shares subject to options may be purchased. The plans provide for these key employees to purchase shares of the Company's common stock at the fair market value at the date of the grant. The options granted under the plans become exercisable over a period not to exceed ten years.

           The 1989 plan provides for a total of 150,000 options all of which have been granted, 88,150 shares have been exercised, and 2,850 shares are currently exercisable. The 1998 plan also provides for a total of 150,000 options which may be granted through April 20, 2008 (termination date of the plan). As of December 31, 1998, 19,619 shares have been granted under the plan and none are currently exercisable.

           The right to exercise an option generally expires three months after employment is terminated. In the event of any change in the outstanding shares of stock by reason of stock dividend, split or combination, recapitalization or reclassification, or a reorganization, merger, etc., the number and class of shares then subject to options shall be appropriately adjusted by the Committee to reflect such change.

           The following table provides information with respect to executive officers concerning the exercise of options during 1998 and unexercised options held as of December 31, 1998.

            AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                             YEAR-END OPTION VALUES

                                                                                     Value of
                                                                                     Unexercised
                                                                   Unexercised       in-the-Money
                                                                   Options           Options
                                                                   at Fiscal         at Fiscal
                              Acquired                             Year End          Year End(2)
                              on                Value              Exercisable/      Exercisable/
Name                          Exercise          Realized(1)        Unexercisable     Unexercisable
----                          --------          -----------        -------------    ---------------
Earl O. Bradley, III             350             $ 29,750             150/17,887   $ 12,750/815,661

John T. Halliburton            1,500              127,500           1,500/13,295    127,500/616,685

(1) Represents the difference between the last trade price for the Common Stock on the date of exercise and the option price paid upon exercise.
(2) Last trade price of underlying securities at December 31, 1998 ($95.00) less the exercise price.

           The Company granted 14,000, 2,347 and 1,540 stock options to Mr. Bradley during the years 1998, 1997 and 1996, respectively. In addition, the Company granted 10,000, 1,995 and 1,300 stock options to Mr. Halliburton during the years 1998, 1997 and 1996, respectively.

           Directors' Stock Option Plan. At the 1998 annual shareholders meeting, the shareholders of the Company approved the Outside Directors' Stock Option Plan. This stock option plan provides for non-employee directors to purchase shares of the Company's common stock at the fair value at the date of the grant. The options granted under the plan become exercisable over a period not to exceed ten years. The plan provides for a total 40,000 options, which may be granted through April 20, 2008 (termination date of the plan). Each non-employee director is to be automatically granted 500 shares annually for the years 1998 through 2002. Such options vest at the rate of 20% annually, and as of December 31, 1998, 5,000 shares have been granted under the plan (500 option shares at an exercise price of $55.00 per share) and none are currently exercisable.

EMPLOYEE STOCK OWNERSHIP PLAN

           The Heritage Bank Employee Stock Ownership Plan & Trust (ESOP) is an employee stock ownership plan which is designed to invest primarily in the Company's Common Stock. In general, all employees of the Company and the Bank are covered under this plan and employees are fully vested in their benefits after five years of participation in the plan. Company contributions are determined by the Board of Directors each year and are allocated among participants on the basis of their total annual compensation. Operating expense included contributions of $181,250 (1998), $143,750 (1997), and $131,250 (1996)
to the ESOP. The amount contributed in 1998 for the 1997 plan year was $9,885 and $9,642 for Messrs. Bradley and Halliburton, respectively. In 1998, the ESOP purchased 3,150 shares of the Company's Common Stock at an average cost of $82.00 per share. The ESOP owned 25,162 shares (4.33% of outstanding shares) of the Company's Common Stock as of the Record Date. The average cost of the shares of the Common Stock held by the ESOP at year-end 1998 was approximately $32.70 per share.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

           Certain of the Bank's officers and directors are at present, as in the past, customers of the Bank, and are directors or officers of corporations, or members of partnerships, which are customers of the Bank. As such customers, they had transactions in the ordinary course of business with the Bank, including borrowings, all of which are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present any other unfavorable features.

           Jeffrey V. Bibb is a partner in the firm of Bibb, Lott and Fryer Marketing/Advertising. During 1998, the Bank paid $103,214 to the firm for services rendered.

           William G. Beach is the President of Beach Oil Company. During 1998, the Bank paid Beach Oil Company $24,000 to lease automated teller machine space at various convenience markets, and $4,134 for fuel costs related to the construction of the new main office building.

           Messrs. Bradley, Mabry, Halliburton, Russell, Holleman, Farris, Thomas and Fleming are partners in Riverside Partners. During 1998, the Bank and its subsidiary (Advance Credit, Inc.) leased office space from Riverside Partners in the amount of $24,933.

INDEBTEDNESS OF RELATED PARTIES

           Certain directors and executive officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 1998 and 1997. As of December 31, 1998, the aggregate principal amount of indebtedness (including unfunded commitments) owed to the Bank by directors and executive officers and these related parties was $5,689,000. In the opinion of the Board of Directors, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and any person beneficially owning more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in that ownership with the Commission. Officers, directors and greater than ten percent shareholders also are required by rules promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

           Based upon a review of the copies of such forms furnished to the Company for fiscal 1998, the Company believes that during the fiscal year ended December 31, 1998, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

AVAILABILITY OF ANNUAL REPORT ON FORM 10 KSB

           The annual report to shareholders containing financial statements for the Company's 1998 fiscal year accompanies this Proxy Statement. However, the annual report does not form any part of the material for the solicitation of proxies.

           UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING, THE COMPANY, WITHOUT CHARGE, WILL PROVIDE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1998 WHICH WILL BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON TUESDAY, MARCH 30, 1999. REQUESTS SHOULD BE MAILED TO EARL O. BRADLEY, III, PRESIDENT AND CHIEF EXECUTIVE OFFICER, HERITAGE FINANCIAL SERVICES, INC., 25 JEFFERSON STREET, CLARKSVILLE, TENNESSEE 37040.

                                                                      Appendix A

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                        HERITAGE FINANCIAL SERVICES, INC.
                               25 JEFFERSON STREET
                          CLARKSVILLE, TENNESSEE 37040

The undersigned, having received the Notice of the Annual Meeting of Shareholders dated April 20, 1999, hereby appoints David Smithfield and Shan Smith, either of whom may act as proxies, with full power of substitution, proxy and attorneys-in-fact of the undersigned to vote all the shares of Common Stock of Heritage Financial Services, Inc. which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at Heritage Bank, 25 Jefferson Street, Clarksville, Tennessee on April 20, 1999, at 1:00 p.m. and any adjournments thereof, and the undersigned instructs said proxies to vote upon the following matters:

Proposal I: To elect to the Board of Directors of the Company, the four (4)
            directors named below.

___  FOR ALL NOMINEES LISTED BELOW                ___  WITHHOLD AUTHORITY TO VOTE FOR ALL
     (Except as marked to the contrary below)          NOMINEES LISTED BELOW

INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.

          EARL O. BRADLEY, III                     W. LAWSON MABRY
          JAMES W. RUSSELL                         DR. TED R. MCCURDY

Proposal II:  To ratify the appointment of Heathcott & Mullaly, P.C.,
              Brentwood, Tennessee, as Independent Public Accountants of the Company and its affiliates for the fiscal year ending December 31, 1999.

              ___ FOR               __ AGAINST             __ ABSTAIN

Proposal III: To transact such other business as may properly come before the
              Annual Meeting or any adjournment thereof.

Any proxy heretofore given for said meeting is hereby revoked.
IF NO INSTRUCTIONS ARE GIVEN ABOVE, THE UNDERSIGNED SHAREHOLDER HEREBY AUTHORIZES THE PROXIES NAMED HEREIN TO VOTE FOR PROPOSALS I AND II.

___________________      _____________      ________________      ______________
     Signature                Date              Signature             Date

(See special instructions below)
PLEASE DATE AND SIGN THE ABOVE EXACTLY AS YOUR NAME OR NAMES APPEAR ON THE STOCK CERTIFICATES. IF SHARES ARE HELD BY TWO OR MORE PERSONS, ALL MUST SIGN. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR OTHER PERSON ACTING IN A REPRESENTATIVE OR FIDUCIARY CAPACITY, PLEASE GIVE FULL TITLE AS SUCH. IF THE SIGNER IS SIGNING FOR A CORPORATION, PLEASE SIGN IN FULL THE CORPORATE NAME BY A DULY AUTHORIZED OFFICER WITH FULL TITLE.